UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 19, 2007
SGX Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-51745 (Commission File Number)	06-1523147 (I.R.S. Employer Identification No.)
10505 ROSELLE STREET
SAN DIEGO, CALIFORNIA 92121
(Address of Principal Executive Offices)
(858) 558-4850
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 4.10
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On November 19, 2007, the registrant entered into a securities purchase agreement (the “Purchase Agreement”) with the investors named therein (each an “Investor” and collectively, the “Investors”) pursuant to which the registrant agreed to sell and issue an aggregate of 4,943,154 shares of common stock, par value $0.001 per share (the “Shares”), and warrants to purchase up to 1,482,944 shares of common stock (the “Warrants”) for aggregate gross proceeds of approximately $25 million before placement agent fees and offering expenses. The per unit purchase price of a share of common stock and a warrant to purchase 0.30 of a share of common stock is $5.0575. The warrants will become exercisable on the date that is six months from the date of issuance until the seven-year anniversary of issuance at an exercise price of $5.77 per share. The closing under the Purchase Agreement is expected to occur, subject to customary closing conditions, on or about November 21, 2007.
     Pursuant to the Purchase Agreement, within 30 days of the closing of the private placement, the registrant must prepare and file with the Securities and Exchange Commission at the registrant’s expense a registration statement on Form S-3 for the purpose of registering for resale the Shares and the shares of common stock issuable upon exercise of the Warrants. The registrant must use its best efforts to cause such registration statement to be declared effective within 120 days of the closing date of the private placement or sooner in certain circumstances. If the registrant fails to file the registration statement in accordance with the terms of the Purchase Agreement, if the registration statement is not declared effective by the Securities and Exchange Commission by the applicable deadline specified in the Purchase Agreement or if sales under the registration statement are suspended for more than a specified period, the registrant will be obligated to pay the Investors liquidated damages at the rate of 1% of the purchase price of the securities for each 30-day period until such event has been remedied, subject to a maximum payment of 10% of the aggregate purchase price of the securities purchased pursuant to the Purchase Agreement.
     The foregoing descriptions of the Purchase Agreement and Warrants are summaries of the material terms of such agreements and documents, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and form of Warrant, which are filed as Exhibits 99.1 and 4.10, respectively, to this current report on Form 8-K and are incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities.
     As described more fully in Item 1.01 above, on November 19, 2007, the registrant entered into the Purchase Agreement with the Investors pursuant to which the registrant agreed to sell and issue an aggregate of 4,943,134 shares of common stock, and warrants to purchase up to 1,482,944 shares of common stock for aggregate gross proceeds of approximately $25 million before placement agent fees and offering expenses. The per unit purchase price of a share of common stock and a warrant to purchase 0.30 of a share of common stock is $5.0575. The warrants will become exercisable on the date that is six months from the date of issuance until the seven-year anniversary of issuance at an exercise price of $5.77 per share. The closing under the Purchase Agreement is expected to occur, subject to customary closing conditions, on or about November 21, 2007.

     Lazard Frères & Co. LLC acted as the exclusive placement agent for the registrant in the private placement. The registrant expects to pay a placement agent’s fee of $1.625 million.
     The securities issued in the private placement have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. The registrant relied on the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof and the rules and regulations promulgated thereunder. The private placement was made without general solicitation or advertising. The Securities were offered and sold only to “qualified institutional buyers” as such term in defined in Rule 144A under the Securities Act or “accredited investors” as such term is defined in Rule 501 under the Securities Act.
     A copy of the press release announcing the private placement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
     Neither this current report nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the registrant.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.10	Form of Warrant.

99.1	Securities Purchase Agreement, dated November 19, 2007, by and among the registrant and the Investors named therein.

99.2	Press release issued by the registrant, dated November 20, 2007.
Forward Looking Statements
     Except for historical information contained in this current report, including the exhibits hereto, the matters set forth in this current report and such exhibits contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with the registrant’s ability to complete the transactions described in this current report and such exhibits, as well as other risks described from time to time in the registrant’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2006 and subsequent filings. The forward-looking statements are based on current information that is likely to change and speaks only as of the date hereof.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGX PHARMACEUTICALS, INC.
Dated: November 20, 2007	By:	/s/ W. Todd Myers
W. Todd Myers
Chief Financial Officer

INDEX TO EXHIBITS

4.10	Form of Warrant.

99.1	Securities Purchase Agreement, dated November 19, 2007, by and among the registrant and the Investors named therein.

99.2	Press release issued by the registrant, dated November 20, 2007.